Exhibit 99.2

0 Merit Medical Announces Acquisition of Dialysis Catheter Portfolio and the BioSentry® Biopsy Tract Sealant System from AngioDynamics, Inc. and Acquisition of the Surfacer® Inside-Out® Access Catheter System from Bluegrass Vascular Technologies, Inc. June 8, 2023

1 CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS Statements contained in this presentation which are not purely historical, including, without limitation, statements regarding Merit’s forecasted plans, revenues, net sales, net income (GAAP and non-GAAP), operating income and margin (GAAP and non-GAAP), gross profit and margin (GAAP and non-GAAP), earnings per share (GAAP and non-GAAP) and other financial measures, acquisition transactions, future growth and profit expectations or forecasted economic conditions, or the implementation of, and results which may be achieved through, Merit’s Foundations for Growth Program or other expense reduction initiatives, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to risks and uncertainties such as those described in Merit’s Annual Report on Form 10-K for the year ended December 31, 2022 (the “2022 Annual Report”) and other filings with the SEC. Such risks and uncertainties include Merit’s inability to manage the integration of products acquired from AngioDynamics, Inc. (“AngioDynamics”) and Bluegrass Vascular Technologies, Inc. (“BVT”) and achieve anticipated financial results, product development and other anticipated benefits of the AngioDynamics and BVT acquisitions, uncertainties as to whether Merit will achieve sales, gross and operating margins, net income and earnings per share consistent with its forecasts, unknown expenses and risks associated with the commercialization of the products acquired from AngioDynamics and BVT, inherent risks and uncertainties relating to Merit’s internal models or the projections in this presentation; disruptions in Merit’s supply chain, manufacturing or sterilization processes; reduced availability of, and price increases associated with, commodity components and other raw materials; adverse changes in freight, shipping and transportation expenses; negative changes in economic and industry conditions in the United States or other countries, including inflation; risks relating to Merit’s potential inability to successfully manage growth through acquisitions generally, including the inability to effectively integrate acquired operations or products or commercialize technology developed internally or acquired through completed, proposed or future transactions; risks associated with Merit’s ongoing or prospective manufacturing transfers and facility consolidations; fluctuations in interest or foreign currency exchange rates; risks and uncertainties associated with Merit’s information technology systems, including the potential for breaches of security and evolving regulations regarding privacy and data protection; governmental scrutiny and regulation of the medical device industry, including governmental inquiries, investigations and proceedings involving Merit; consequences associated with a Corporate Integrity Agreement executed between Merit and the U.S. Office of Inspector General; difficulties, delays and expenditures relating to development, testing and regulatory approval or clearance of Merit’s products, including the pursuit of approvals under the MDR, and risks that such products may not be developed successfully or approved for commercial use; litigation and other judicial proceedings affecting Merit; the potential of fines, penalties or other adverse consequences if Merit’s employees or agents violate the U.S. Foreign Corrupt Practices Act or other laws or regulations; restrictions on Merit’s liquidity or business operations resulting from its debt agreements; infringement of Merit’s technology or the assertion that Merit’s technology infringes the rights of other parties; product recalls and product liability claims; changes in customer purchasing patterns or the mix of products Merit sells; laws and regulations targeting fraud and abuse in the healthcare industry; potential for significant adverse changes in governing regulations, including reforms to the procedures for approval or clearance of Merit’s products by the U.S. Food & Drug Administration or comparable regulatory authorities in other jurisdictions; changes in tax laws and regulations in the United States or other jurisdictions; termination of relationships with Merit’s suppliers, or failure of such suppliers to perform; concentration of a substantial portion of Merit’s revenues among a few products and procedures; development of new products and technology that could render Merit’s existing or future products obsolete; market acceptance of new products; dependance on distributors to commercialize Merit’s products in various jurisdictions outside the United States; volatility in the market price of Merit’s common stock; modification or limitation of governmental or private insurance reimbursement policies; changes in healthcare policies or markets related to healthcare reform initiatives; failure to comply with applicable environmental laws; changes in key personnel; work stoppage or transportation risks; failure to introduce products in a timely fashion; price and product competition; fluctuations in and obsolescence of inventory; and other factors referenced in the 2022 Annual Report and other materials filed with the SEC. All subsequent forward-looking statements attributable to Merit or persons acting on its behalf are expressly qualified in their entirety by these cautionary statements. Actual results will likely differ, and may differ materially, from anticipated results. Financial estimates are subject to change and are not intended to be relied upon as predictions of future operating results. Those estimates and all other forward-looking statements included in this presentation are made only as of the date of this document, and except as otherwise required by applicable law, Merit assumes no obligation to update or disclose revisions to estimates and all other forward-looking statements.

2 NON-GAAP FINANCIAL MEASURES Although Merit’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), Merit’s management believes that certain non-GAAP financial measures provide investors with useful information regarding the underlying business trends and performance of Merit’s ongoing operations and can be useful for period-over-period comparisons of such operations. Certain financial measures referenced in this presentation, or which may be referenced in management’s discussion of Merit’s historical and future operations and financial results, have not been calculated in accordance with GAAP, and, therefore, are referenced as non-GAAP financial measures. Readers should consider non-GAAP measures referenced in this presentation in addition to, not as a substitute for, financial reporting measures prepared in accordance with GAAP. These non-GAAP financial measures generally exclude some, but not all, items that may affect Merit's net income. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which items are excluded. Additionally, non-GAAP financial measures referenced in this presentation may not be comparable with similarly titled measures of other companies. Merit urges readers to review the reconciliations of its non-GAAP financial measures to the comparable GAAP financial measures, and not to rely on any single financial measure to evaluate Merit’s business or results of operations. Please refer to “Notes to Non-GAAP Financial Measures” at the end of this presentation for more information. TRADEMARKS Unless noted otherwise, trademarks used in this presentation are the property of Merit Medical Systems, Inc., in the United States and other jurisdictions. Endexo® is a trademark of EVONIK CANADA INC.

MERIT MEDICAL + angiodynamics

*Dialysis Catheter Portfolio & BioSentry Biopsy Tract Sealant System*

BLUEGRASS VASCULAR

**Acquisitions broaden Merit's therapeutic platform with diverse dialysis product solutions and expand Merit's access catheter offering**

# Compelling Strategic Fit & Value Creation Opportunities

1. Highly Complementary w/ Existing Products & Customers; Leverages Commercial Footprint
2. Expands Product Portfolio in Key Strategic Markets
3. Strengthens Competitive Position in Dialysis and Biopsy Markets; Fueling Long-Term Renal Therapies / Specialty Dialysis Device Offering
4. Compelling Financial Profile
5. Updated FY23 Guidance for Acquisitions; Re-affirm Stand-Alone MMSI Financial Guidance; FFG Initiatives Remain Priority in 2023

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# 1 Highly Complementary w/ Existing Products & Customers; Leverages Commercial Footprint



BLUEGRASS VASCULAR
Surfacer® Device
Biopsy
BIOSENTRY
TRACT SEALANT SYSTEM
Acute Dialysis
Trio-CT
Schon XL
Core Customers & Accounts
Chronic Dialysis
BioFlo
DuraMax
DuraFlow & DuraFlow 2
EvenMore
MERIT MEDICAL
FirstChoice™ Ultra High-Pressure PTA Balloon Catheters
Centros® & CentrosFLO® Hemodialysis Catheters
ProGuide™ Chronic Dialysis Catheters
Peritoneal Dialysis (PD) Catheters
DPro

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# 2 Expands Product Portfolio in Key Strategic Markets

***Dialysis Portfolio Addressing the Entire ESRD Continuum of Care***



ESRD
Hemodialysis
Peritoneal Dialysis
ProGuide
Centros
Acute
Chronic
WRAPSODY
WRAPSODY™ flexible self-expanding endoprostheses to extend long-term vessel patency
AV Graft / Fistula
BLUEGRASS VASCULAR
Surfacer® Device
HeRO GRAFT SYSTEM
HeRO® Graft hemodialysis graft system for patients failing fistulas/grafts

**786,000**
ESRD Patients[1]

**70%+**
On Dialysis[1]



**$37B+**
ESRD Medicare Expenditures[1]

**6%+**
ESRD % of Total Medicare Expenditures[1]

1) Per National Institute of Health

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# 2 Expands Product Portfolio in Key Strategic Markets

***BioSentry Strengthens Merit Biopsy Portfolio***

MERIT MEDICAL

Full range of biopsy options


ACHIEVE
ACHIEVE

**Achieve® and Pink Achieve ® Automatic Biopsy Devices**



**CorVocet® Full Core Biopsy System**



**Temno Evolution® Coaxial Temno and Temno Biopsy Devices**


TEMNO
ELITE

**Temno Elite™ Biopsy System 72% larger sample size**



**Tru-Cut® Biopsy Devices**

angiodynamics

***Dialysis Catheter Portfolio & BioSentry Biopsy Tract Sealant System***

Novel new technology to seal tract following lung biopsy to avoid pneumothorax

BIOSENTRY
TRACT SEALANT SYSTEM



**Adaptor with Self-Expanding Hydrogel Plus**

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7 Merit Medical Renal Therapies | Offering Life-Saving Options Where There Were None Before HeRO® Graft WRAPSODY™ Peritoneal Dialysis Chronic Hemodialysis Renal Accessories Acute Dialysis Chronic Dialysis Surfacer Strengthens Competitive Position in Dialysis and Biopsy Markets; Fueling Long-Term Renal Therapies / Specialty Dialysis Device Offering 3

8 4 Compelling Financial Profile • Acquisition of a portfolio of dialysis catheter products and the BioSentry® Biopsy Tract Sealant System from AngioDynamics, Inc. for a total cash consideration of $100 million. • Acquisition of the Surfacer® Inside-Out® Access Catheter System from Bluegrass Vascular Technologies, Inc. for a total cash consideration of $32.5 million. • The acquired assets generated approximately $33 million of revenue over the trailing twelve months ended May 31, 2023. • The acquired assets are expected to contribute revenue, from closing date through December 31, 2023, in the range of $13 to $15 million and are expected to dilute Merit’s previously-guided GAAP gross and operating margin forecasts, but generate non-GAAP gross and operating margins* generally consistent with Merit’s historical performance on a stand-alone basis. • The acquisitions are expected to be slightly dilutive to the Company’s full year 2023 non-GAAP net income* and non-GAAP earnings per share*, inclusive of approximately $3.5 million of additional interest expense on incremental borrowings to finance the transactions and excluding approximately $15.2 million of non-cash and non-recurring transaction-related expenses, and dilutive to Merit’s full year 2023 GAAP net income and GAAP earnings per share. • The acquisitions are expected to be accretive to non-GAAP net income and earnings per share in the first full year post-close, but dilutive to Merit’s GAAP net income and earnings per share for that period. • The acquisitions are expected to be accretive to non-GAAP gross and operating margins, non-GAAP net income and non-GAAP EPS in the second full year post-close, but dilutive to Merit’s GAAP gross and operating margins, net income and EPS for that period. * Non-GAAP net income; non-GAAP earnings per share; non-GAAP gross margin; non-GAAP operating margin and constant currency revenue are non-GAAP financial measures. A description of these financial measures is included under the heading “Non-GAAP Financial Measures” below. A quantitative reconciliation of such financial measures to comparable GAAP financial measures is not available without unreasonable effort.

9 Updated FY23 Guidance for Acquisitions; Re-affirm Stand-Alone MMSI Financial Guidance; FFG Initiatives Remain Priority in 2023 5 • Updated full year 2023 financial guidance now reflects the impacts of the acquisitions of AngioDynamics’ dialysis catheter portfolio and BioSentry® Biopsy Tract Sealant System and the acquisition of the Surfacer® Inside-Out® Access Catheter System from Bluegrass Vascular Technologies, Inc. from the closing date through December 31, 2023. • Merit is reaffirming prior full year 2023 financial guidance ranges for the stand-alone Merit Medical business previously announced on April 26, 2023. • Updated FY’23 Guidance reflects: • Constant Currency growth 7.2% – 8.4% (6.1% - 7.1% organic) • GAAP Net Income growth ~17% to 23% year-over-year • Non-GAAP Net Income growth ~5% to ~9% year-over-year (~6% to ~10% organic); • GAAP EPS growth ~15% to ~22% year-over-year • Non-GAAP EPS growth ~4% to ~8% year-over-year (~5% to ~9% organic) • FFG Initiatives Remain Priority • Clear plan that gives Merit confidence in its ability to deliver seamless integration without disrupting the continued strong execution and progress Merit expects in year-three of its Foundations for Growth Program.

10 Appendix Non-GAAP Financial Measures

11 Designates Carve-Out Transactions 1) Midpoint of Merit’s 2023 updated revenue guidance Building Upon A History of Successful M&A ($ in millions) $258 $297 $394 $449 $604 $728 $883 $995 $964 $1,237 2009 2010 2012 2013 2016 2017 2018 2019 20231 02/09: Alveolus 06/09: Hatch Medical 05/10: BioSphere Medical 02/19: BrightWater Medical 11/12: Janin Group 11/12: Thomas Medical 10/13: Radial Assist 02/16: Hero Graft 07/16: DFINE 02/17: Argon Critical Care Catheter Connections 08/17: Laurane Bone Biopsy 02/18: BD/Bard Biopsy & Drainage Assets 11/18: Cianna Medical 12/18: ClariVein® & Merit Medical Has Successfully Integrated 20+ Acquisitions Including 7 Carve-Outs 2020 11/20: KA Medical Dialysis Catheter Portfolio & BioSentry Biopsy Tract Sealant System

# 5 Updated FY23 Guidance for Acquisitions; Re-affirm Stand-Alone MMSI Financial Guidance; FFG Initiatives Remain Priority in 2023

- Updated full year 2023 financial guidance now reflects the forecasted impacts of the acquisition of AngioDynamics' dialysis catheter portfolio and BioSentry® Biopsy Tract Sealant System and the acquisition of the Surfacer® Inside-Out® Access Catheter System from Bluegrass Vascular Technologies, Inc. from the closing date through December 31, 2023. Merit is reaffirming prior full-year 2023 financial guidance ranges for its stand-alone business previously announced on April 26, 2023.

***Revenue and Earnings Guidance****

| | Prior Year *(As Reported)* | Updated Guidance(1) | | Prior Guidance(2) | |
|---|---|---|---|---|---|
| Financial Measure | December 31, 2022 | December 31, 2023 | % Change Y/Y | December 31, 2023 | % Change Y/Y |
| **Net Sales** | **$1.151 billion** | **$1.230 - $1.244 billion** | **7% - 8%** | **$1.217 - $1.229 billion** | **6% - 7%** |
| Cardiovascular Segment | $1.118 billion | $1.192 - $1.206 billion | 7% - 8% | $1.179 - $1.191 billion | 5% - 6% |
| Endoscopy Segment | $32.8 million | $37.8 - $38.1 million | 15% - 16% | $37.8 - $38.1 million | 15% - 16% |
| **GAAP** | | | | | |
| Net Income | $74.5 million | $87 - $92 million | | $100 - $105 million | |
| Earnings Per Share | $1.29 | $1.49 - $1.57 | | $1.71 - $1.79 | |
| **Non-GAAP** | | | | | |
| Net Income | $155.8 million | $164 - $170 million | | $166 - $171 million | |
| Earnings Per Share | $2.70 | $2.81 - $2.92 | | $2.83 - $2.93 | |

**Percentage figures approximated; dollar figures may not foot due to rounding*

***2023 Net Sales Guidance - % Change from Prior Year (Constant Currency) Reconciliation****

| | Updated Guidance(1) | | Prior Guidance(2) | |
|---|---|---|---|---|
| | Low | High | Low | High |
| 2023 Net Sales Guidance - % Change from Prior Year (GAAP) | 6.9% | 8.1% | 5.7% | 6.8% |
| Estimated impact of foreign currency exchange rate fluctuations | -0.4% | -0.3% | -0.4% | -0.3% |
| 2023 Net Sales Guidance - % Change from Prior Year (Constant Currency) | 7.2% | 8.4% | 6.1% | 7.1% |

**Percentage figures approximated, and figures may not foot due to rounding*

*(1) "Updated Guidance" reflects Merit's full-year 2023 financial guidance on stand-alone basis, plus the forecasted impacts of the acquisition of AngioDynamics' dialysis catheter portfolio and BioSentry Biopsy Tract Sealant System and the acquisition of the Surfacer Inside-Out Access Catheter System from Bluegrass Vascular Technologies, Inc. from closing date through December 31, 2023.*

*(2) "Prior Guidance" previously introduced on April 26, 2023 and reflects Merit's full-year 2023 financial guidance on a stand-alone basis, excluding the acquisitions announced today.*

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